UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

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Dresser-Rand Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

West8 Tower, Suite 1000

10205 Westheimer Road

Houston, Texas 77042

www.dresser-rand.com

For Immediate Release

Dresser-Rand to Report Third Quarter 2014 Results on November 7, 2014

Houston, TX, November 4, 2014 – Dresser-Rand Group Inc. (“Dresser-Rand” or the “Company”) (NYSE: DRC), a global supplier of rotating equipment and aftermarket parts and services, announced today that the company will file with the Securities and Exchange Commission its Form 10-Q for the quarter ended September 30, 2014, after the markets closes on Friday, November 7, 2014.

As previously announced on September 21, 2014, Dresser-Rand and Siemens AG have entered into a definitive merger agreement under which Siemens is expected to acquire all of the outstanding shares of Dresser-Rand common stock for $83.00 per share in cash. The transaction is valued at approximately $7.6 billion, including the assumption of debt. The transaction is expected to close in the summer of 2015 and is subject to Dresser-Rand shareholder approval, regulatory approval in the U.S., Europe and certain other jurisdictions, and other customary closing conditions.

In light of the pending transaction and until further notice, Dresser-Rand will not issue a separate news release announcing its results and has also elected to discontinue conference calls to discuss its quarterly and annual results.

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About Dresser-Rand

Dresser-Rand is among the largest suppliers of rotating equipment solutions to the worldwide oil, gas, petrochemical, and process industries. The Company operates manufacturing facilities in the United States, France, United Kingdom, Spain, Germany, Norway, India, and Brazil, and maintains a network of 49 service and support centers (including 6 engineering and R&D centers) covering more than 150 countries.

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Additional Information and Where to Find It

In connection with the proposed transaction with Siemens, Dresser-Rand Group Inc. (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Dresser-Rand Group Inc., Investor Relations, West8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 77042, 713-973-5497.

Participants in Solicitation

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Siemens. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Siemens will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.dresser-rand.com.

Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain the approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and recent current reports on Form 8-K. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Investor Contact: Blaise Derrico, Vice President Investor Relations (713) 973-5497

DRC-FIN